UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2004

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 303-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 17, 2004, HomeBanc Corp. (the “Company”) made available the presentation materials (the “Presentation Materials”) to be used by the Company at various investor meetings beginning on November 17, 2004, including a presentation to be made at the Friedman Billings Ramsey & Co. 11th Annual Investor Conference on November 30, 2004.

Also, on November 17, 2004, the Company made available the Supplemental Hypothetical Unaudited Pro Forma Financial Information (the “Supplemental Information”) attached hereto as Exhibit 99.2.

Pursuant to General Instruction F to Current Report on Form 8-K, the Presentation Materials and the Supplemental Information are attached to this Current Report as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated into this Item 7.01 by reference. The information contained in this Item 7.01, including the information set forth in the Presentation Materials and the Supplemental Information filed as Exhibit 99.1 and Exhibit 99.2, respectively, to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 and Exhibit 99.2 and furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Presentation Materials for use at investor conferences beginning on November 17, 2004.*

99.2	Supplemental Hypothetical Unaudited Pro Forma Financial Information.*

*	As described in Item 7.01 above of this Current Report, this exhibit is “furnished” and not “filed” with this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEBANC CORP.

/s/ Alana L. Griffin
Alana L. Griffin
Senior Vice President, Assistant
General Counsel & Assistant Secretary

Date: November 17, 2004

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Presentation Materials for use at investor conferences beginning on November 17, 2004.*

99.2	Supplemental Hypothetical Unaudited Pro Forma Financial Information.*

*	As described in Item 7.01 above of this Current Report, this exhibit is “furnished” and not “filed” with this Current Report.